Exhibit 99.1

FOR IMMEDIATE RELEASE

SYNOVUS ANNOUNCES EFFICIENCY AND GROWTH INITIATIVES TO DRIVE LONG-TERM PROFITABILITY

Identifies Approximately $100 Million in Annual Expense Savings

January 10, 2011, Columbus, GA — Synovus (NYSE: SNV), the Columbus, Georgia-based financial services company, today announced efficiency and growth initiatives intended to streamline operations, boost productivity, reduce expenses and increase revenue. The efficiency initiatives are expected to generate an estimated $100 million in annual expense savings by the end of 2012, with approximately $75 million of these savings to be realized in 2011. Additionally, Synovus expects to recognize in 2011 approximately $28 million in restructuring charges associated with these initiatives, including approximately $24 million during the first quarter of the year.

The $100 million in annual expense savings will be achieved primarily through the reduction of approximately 850 positions during 2011 over Synovus’ five-state footprint. Of these 850 positions, approximately 470 will be eliminated within 30 days and the substantial majority of the remaining positions will be eliminated during the second quarter of 2011. Synovus has already reduced its workforce by more than 300 positions during 2010. The total workforce reduction over the 18-month period ending December 31, 2011 will be approximately 1,150.

The Company will also realize expense savings through the expected closing of 39 bank branches across Synovus’ five-state footprint during the first half of 2011. As of December 31, 2010, total loans outstanding and deposits from the branches to be closed represented 1 percent and less than 4 percent of Synovus’ total loans and deposits, respectively. Synovus has identified opportunities to consolidate service coverage within the remaining 283 branches, while continuing to provide customers with alternative banking locations within reasonable proximity of their current branch. The total revenue impact associated with the branch closures is expected to be minimal.

“While we have already taken many significant steps forward, our leadership team is determined to return Synovus to sustained profitability as soon as possible,” said Kessel D. Stelling, President and CEO of Synovus. “We do not take lightly the decision to eliminate even one position, but we are confident that these are the right and necessary next steps to make our Company stronger for the long-term.”

Stelling continued, “Our leadership team has completed an in-depth review of our entire organization, including our staffing model, to identify these efficiency initiatives and to best position our people and resources to meet customers’ needs. We are committed to maintaining a strong presence and position of influence in the communities we serve, and ensuring our service levels remain high throughout this transition. This work is part of our ongoing effort to run our business more efficiently and provide optimal levels of customer service.”

In addition, one of Synovus’ major areas of focus for revenue growth involves more strategically aligning bankers with targeted customer segments while leveraging the Company’s long-time and strong commitment to local relationship banking. Commercial and industrial (C&I) banking is a key component of Synovus’ growth plans. The Company is already investing in additional expertise to lead its targeted segments, especially to strengthen its asset-based lending and treasury management offerings to small, middle and large market commercial customers, and has invested in new technology to enhance its treasury management product line and investment services, as well as reduce fraud risk. Synovus believes it is well positioned for growth within the C&I market because of its high-touch approach to service delivery and its deep ties to its communities. Complementing the Company’s investment in bolstering its C&I growth, Synovus will continue its focus on streamlining and enhancing its product lines, especially for traditional retail, small business and professional services customers.

Stelling concluded, “We are reshaping and improving service delivery so that every interaction and transaction throughout our 30 locally-branded, locally-managed bank divisions provides our retail and commercial customers with an unparalleled experience. We are confident in our belief that the initiatives outlined today will further strengthen our business model, enhance our customer relationships and grow our market share.”

About Synovus

Synovus Financial Corp. is a financial services company with $30 billion in assets based in Columbus, Georgia. Synovus Financial Corp. provides commercial and retail banking, investment and mortgage services to customers in Georgia, Alabama, South Carolina, Florida and Tennessee. See Synovus Financial Corp. on the web at www.synovus.com.

Forward-Looking Statements

This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “should,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, actions we are taking to manage expenses and to improve our operating efficiencies; the dollar amount and areas of projected cost savings; the timing for realization of the impact of the expense saving initiatives; estimates on restructuring charges; our expectations regarding our growth opportunities and strengthening of our business as a result of the announced efficiency and growth initiatives; our expectations regarding growth in C&I and other specific lines of business; statements regarding our return to profitability; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus’ ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on

Form 10-K/A for the year ended December 31, 2009 under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K, including Synovus’ Current Report on Form 8-K filed on April 26, 2010. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Contact Information

Patrick A. Reynolds

Investor Relations

(706) 649-4973

Greg Hudgison

External Communications Manager

(706) 644-0528